                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.


                              /s/ John F. Barrett
                              ------------------------------
                              John F. Barrett

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.



                              /s/ James N. Clark
                              ------------------------------
                              James N. Clark

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.


                              /s/ Lawrence C. Hawkins
                              ------------------------------
                              Dr. Lawrence C. Hawkins

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.


                              /s/ J. Harold Kotte
                              ------------------------------
                              Dr. J. Harold Kotte

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.


                              /s/ Carl A. Kroch
                              ------------------------------
                              Carl A. Kroch

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.


                              /s/ Eugene P. Ruehlmann
                              ------------------------------
                              Eugene P. Ruehlmann

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.


                              /s/ Charles M. Williams
                              ------------------------------
                              Charles M. Williams

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.



                              /s/ Thomas L. Williams
                              ------------------------------
                              Thomas L. Williams

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.




                              /s/ William J. Williams
                              ------------------------------
                              William J. Williams

                                POWER OF ATTORNEY


     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Registration Statement on Form N-4 (the "Registration Statement") and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1997.



                              /s/ Chalmers P. Wylie
                              ------------------------------
                              Chalmers P. Wylie